                                                      Pursuant to Rule 424(b)(1)
                                                      Registration No. 333-36418



PROSPECTUS SUPPLEMENT

Warrants dated September 10, 1999, November 1, 1999 and November 19, 1999 each for 100,000 shares and a warrant dated January 10, 2000 for 15,000 shares listed under the name of Selling Shareholder Victor Gabourel which were originally held in joint tenancy by Victor Gabourel and Anthony Maddelina have been assigned among the parties effective as of December 4, 2000, as follows:


Name                            Number of Shares Issuable
----                            -------------------------

Victor Gabourel                          50,000
                                         50,000
                                         50,000
                                          7,500

Anthony Maddelina                        50,000
                                         50,000
                                         50,000
                                          7,500